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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report(Date of Earliest Event Reported):  August 31, 1998


                        AMERICAN FREIGHTWAYS CORPORATION

                             AN ARKANSAS CORPORATION


          34-0-17570                             74-2391754
            ------                               ----------
   (Commission File Number)            (IRS Employer Identification No.)



                               2200 Forward Drive
                            Harrison, Arkansas  72601
                                 (870) 741-9000


ITEM 5.   OTHER EVENTS
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       On August 26, 1998, the Registrant entered into a Rights
Agreement with Wachovia Bank, N. A. pursuant to which Rights to purchase shares of the Registrant's Common Stock were distributed as a dividend, one Right per share, to record owners of the
registrant's Common Stock as of the close of business on August 31,
1998.  The Rights Agreement was not adopted in response to any known offers for the Registrant.  The Registrant's press release and form of letter to shareholders announcing the adoption of the
Rights Agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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          (c)  Exhibits.

               The following documents are filed as exhibits to this report:

          4.1  Rights Agreement between American Freightways
               Corporation and Wachovia Bank, N.A., as Rights
               Agent, dated August 26, 1998.

          99.1 Press release dated August 26, 1998.

          99.2 Form of Letter to Shareholders of American
               Freightways Corporation, including attached Summary of Rights to Purchase Shares of American Freightways Corporation Common Stock.




                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICAN FREIGHTWAYS CORPORATION


Date:  September 9, 1998      By:/s/ Frank Conner
                                 ---------------------------
                                 Frank Conner, Executive Vice
                                 President-Accounting and Finance
                                 and Chief Financial Officer